Exhibit 9(b)

FORM OF APPENDIX A TO CUSTODIAN AGREEMENT

February 25, 2005

(Updated as of             , 2014)

NUVEEN CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Dow 30 SM Enhanced Premium & Income Fund Inc.

Dow 30SM Premium & Dividend Income Fund Inc.

NASDAQ Premium Income & Growth Fund Inc.

Nuveen All Cap Energy MLP Opportunities Fund

Nuveen AMT-Free Municipal Income Fund

Nuveen AMT-Free Municipal Value Fund

Nuveen Arizona Premium Income Municipal Fund

Nuveen Build America Bond Fund

Nuveen Build America Bond Opportunity Fund

Nuveen California AMT-Free Municipal Income Fund

Nuveen California Dividend Advantage Municipal Fund

Nuveen California Dividend Advantage Municipal Fund 2

Nuveen California Dividend Advantage Municipal Fund 3

Nuveen California Investment Quality Municipal Fund, Inc.

Nuveen California Municipal Market Opportunity Fund, Inc.

Nuveen California Municipal Value Fund 2

Nuveen California Municipal Value Fund, Inc.

Nuveen California Performance Plus Municipal Fund, Inc.

Nuveen California Premium Income Municipal Fund

Nuveen California Quality Income Municipal Fund, Inc.

Nuveen California Select Quality Municipal Fund, Inc.

Nuveen California Select Tax-Free Income Portfolio

Nuveen Connecticut Premium Income Municipal Fund

Nuveen Core Equity Alpha Fund

Nuveen Credit Strategies Income Fund

Nuveen Diversified Currency Opportunities Fund

Nuveen Diversified Dividend and Income Fund

Nuveen Dividend Advantage Municipal Fund

Nuveen Dividend Advantage Municipal Fund 2

Nuveen Dividend Advantage Municipal Fund 3

Nuveen Dividend Advantage Municipal Income Fund

Nuveen Energy MLP Total Return Fund

Nuveen Enhanced Municipal Value Fund

Nuveen Equity Premium Advantage Fund

Nuveen Equity Premium and Growth Fund

Nuveen Equity Premium Income Fund

Nuveen Equity Premium Opportunity Fund

Nuveen Flexible Investment Income Fund

Nuveen Floating Rate Income Fund

Nuveen Floating Rate Income Opportunity Fund

Nuveen Georgia Dividend Advantage Municipal Fund 2

Nuveen Global Income Opportunities Fund

Nuveen Global Value Opportunities Fund

Nuveen Intermediate Duration Municipal Term Fund

Nuveen Intermediate Duration Quality Municipal Term Fund

Nuveen Investment Quality Municipal Fund, Inc.

FORM OF APPENDIX A TO CUSTODIAN AGREEMENT

February 25, 2005

(Updated as of             , 2014)

Nuveen Maryland Premium Income Municipal Fund

Nuveen Massachusetts AMT-Free Municipal Income Fund

Nuveen Massachusetts Dividend Advantage Municipal Fund

Nuveen Massachusetts Premium Income Municipal Fund

Nuveen Michigan Quality Income Municipal Fund

Nuveen Missouri Premium Income Municipal Fund

Nuveen Mortgage Opportunity Term Fund

Nuveen Mortgage Opportunity Term Fund 2

Nuveen Municipal Advantage Fund, Inc.

Nuveen Municipal High Income Opportunity Fund

Nuveen Municipal Income Fund, Inc.

Nuveen Municipal Market Opportunity Fund, Inc.

Nuveen Municipal Opportunity Fund, Inc.

Nuveen Municipal Value Fund, Inc.

Nuveen New Jersey Dividend Advantage Municipal Fund

Nuveen New Jersey Dividend Advantage Municipal Fund 2

Nuveen New Jersey Investment Quality Municipal Fund, Inc.

Nuveen New Jersey Municipal Value Fund

Nuveen New Jersey Premium Income Municipal Fund, Inc.

Nuveen New York AMT-Free Municipal Income Fund

Nuveen New York Dividend Advantage Municipal Fund

Nuveen New York Dividend Advantage Municipal Fund 2

Nuveen New York Municipal Value Fund 2

Nuveen New York Municipal Value Fund, Inc.

Nuveen New York Performance Plus Municipal Fund, Inc.

Nuveen New York Select Tax-Free Income Portfolio

Nuveen North Carolina Premium Income Municipal Fund

Nuveen Ohio Quality Income Municipal Fund

Nuveen Pennsylvania Investment Quality Municipal Fund

Nuveen Pennsylvania Municipal Value Fund

Nuveen Performance Plus Municipal Fund, Inc.

Nuveen Preferred and Income Term Fund

Nuveen Preferred Income Opportunities Fund

Nuveen Premier Municipal Income Fund, Inc.

Nuveen Premium Income Municipal Fund 2, Inc.

Nuveen Premium Income Municipal Fund 4, Inc.

Nuveen Premium Income Municipal Fund, Inc.

Nuveen Quality Income Municipal Fund, Inc.

Nuveen Quality Municipal Fund, Inc.

Nuveen Quality Preferred Income Fund

Nuveen Quality Preferred Income Fund 2

Nuveen Quality Preferred Income Fund 3

Nuveen Real Asset Income and Growth Fund

Nuveen Real Estate Income Fund

Nuveen Select Maturities Municipal Fund

Nuveen Select Quality Municipal Fund, Inc.

Nuveen Select Tax-Free Income Portfolio

Nuveen Select Tax-Free Income Portfolio 2

Nuveen Select Tax-Free Income Portfolio 3

FORM OF APPENDIX A TO CUSTODIAN AGREEMENT

February 25, 2005

(Updated as of             , 2014)

Nuveen Senior Income Fund

Nuveen Short Duration Credit Opportunities Fund

Nuveen Tax-Advantaged Dividend Growth Fund

Nuveen Tax-Advantaged Total Return Strategy Fund

Nuveen Texas Quality Income Municipal Fund

Nuveen Virginia Premium Income Municipal Fund

Diversified Real Asset Income Fund

Nuveen Minnesota Municipal Income Fund

FORM OF APPENDIX A TO CUSTODIAN AGREEMENT

February 25, 2005

(Updated as of             , 2014)

NUVEEN OPEN-END MANAGEMENT INVESTMENT COMPANIES

NUVEEN MUNICIPAL TRUST, on behalf of:

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen All-American Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

Nuveen High Yield Municipal Bond Fund

Nuveen Inflation Protected Municipal Bond Fund

Nuveen Short Duration High Yield Municipal Bond Fund

NUVEEN MULTISTATE TRUST I, on behalf of:

Nuveen Arizona Municipal Bond Fund

Nuveen Colorado Municipal Bond Fund

Nuveen Maryland Municipal Bond Fund

Nuveen New Mexico Municipal Bond Fund

Nuveen Pennsylvania Municipal Bond Fund

Nuveen Virginia Municipal Bond Fund

NUVEEN MULTISTATE TRUST II, on behalf of:

Nuveen California High Yield Municipal Bond Fund

Nuveen California Municipal Bond Fund

Nuveen Connecticut Municipal Bond Fund

Nuveen Massachusetts Municipal Bond Fund

Nuveen New Jersey Municipal Bond Fund

Nuveen New York Municipal Bond Fund

NUVEEN MULTISTATE TRUST III, on behalf of:

Nuveen Georgia Municipal Bond Fund

Nuveen Louisiana Municipal Bond Fund

Nuveen North Carolina Municipal Bond Fund

Nuveen Tennessee Municipal Bond Fund

NUVEEN MULTISTATE TRUST IV, on behalf of:

Nuveen Kansas Municipal Bond Fund

Nuveen Kentucky Municipal Bond Fund

Nuveen Michigan Municipal Bond Fund

Nuveen Missouri Municipal Bond Fund

Nuveen Ohio Municipal Bond Fund

Nuveen Wisconsin Municipal Bond Fund

FORM OF APPENDIX A TO CUSTODIAN AGREEMENT

February 25, 2005

(Updated as of             , 2014)

NUVEEN INVESTMENT TRUST, on behalf of:

Nuveen Concentrated Core Fund

Nuveen Core Dividend Fund

Nuveen Equity Market Neutral Fund

Nuveen Global Total Return Bond Fund

Nuveen Large Cap Core Fund

Nuveen Large Cap Core Plus Fund

Nuveen Large Cap Growth Fund

Nuveen Large Cap Value Fund (f/k/a Nuveen Multi-Manager Large-Cap Value Fund)

Nuveen NWQ Global Equity Fund

Nuveen NWQ Global Equity Income Fund (f/k/a Nuveen NWQ Equity Income Fund)

Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Small-Cap Value Fund

Nuveen NWQ Large-Cap Value Fund

Nuveen NWQ Small/Mid-Cap Value Fund

Nuveen Tradewinds Value Opportunities Fund

Nuveen U.S. Infrastructure Income Fund

NUVEEN INVESTMENT TRUST II, on behalf of:

Nuveen Equity Long/Short Fund

Nuveen Global Growth Fund

Nuveen Growth Fund

Nuveen International Growth Fund

Nuveen Santa Barbara Dividend Growth Fund

Nuveen Santa Barbara Global Dividend Growth Fund

Nuveen Santa Barbara International Dividend Growth Fund

Nuveen Symphony Dynamic Equity Fund

Nuveen Symphony International Equity Fund

Nuveen Symphony Large-Cap Growth Fund

Nuveen Symphony Low Volatility Equity Fund

Nuveen Symphony Mid-Cap Core Fund

Nuveen Symphony Small Cap Core Fund

Nuveen Tradewinds Emerging Markets Fund

Nuveen Tradewinds Global All-Cap Fund

Nuveen Tradewinds International Value Fund

Nuveen Tradewinds Japan Fund

Nuveen Winslow Large-Cap Growth Fund

NUVEEN INVESTMENT TRUST III, on behalf of:

Nuveen Symphony Credit Opportunities Fund

Nuveen Symphony Dynamic Credit Fund

Nuveen Symphony Floating Rate Income Fund

Nuveen Symphony High Yield Bond Fund

FORM OF APPENDIX A TO CUSTODIAN AGREEMENT

February 25, 2005

(Updated as of             , 2014)

NUVEEN INVESTMENT TRUST V, on behalf of:

Nuveen Gresham Diversified Commodity Strategy Fund

Nuveen Gresham Long/Short Commodity Strategy Fund

Nuveen NWQ Flexible Income Fund

Nuveen Preferred Securities Fund

NUVEEN MANAGED ACCOUNTS PORTFOLIOS TRUST, on behalf of

Enhanced Multi-Strategy Income Managed Accounts Portfolio

Municipal Total Return Managed Accounts Portfolio

SIGNATURE PAGE FOLLOWS

FORM OF APPENDIX A TO CUSTODIAN AGREEMENT

February 25, 2005

(Updated as of             , 2014)

Acknowledged and Accepted:

For the Above Fund Parties

By:
Name:
Title:

Acknowledged:

STATE STREET BANK AND
TRUST COMPANY, as Custodian

By:
Name:
Title: